UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

SPRINGBIG HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40049	88-2789488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Ste. 260
Boca Raton, Florida, 33487
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 772-9172

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	SBIG	The Nasdaq Global Market

Warrants, each exercisable for one share of Common Stock, at an exercise price of $11.50 per share	SBIGW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 INTRODUCTORY NOTE

On June 14, 2022 (the “Closing Date”), SpringBig Holdings, Inc. (“New SpringBig”), a Delaware corporation (formerly known as Tuatara Capital Acquisition Corporation (“Tuatara” or “TCAC”)), consummated the previously announced Business Combination (as defined below) of Tuatara and SpringBig, Inc., a Delaware corporation (“SpringBig”). As previously reported, pursuant to the Merger Agreement (as defined below), prior to the Closing (as defined below), New SpringBig changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Closing, the registrant changed its name from Tuatara Capital Acquisition Corporation to “SpringBig Holdings, Inc.”. New SpringBig will continue the existing business operations of SpringBig as a publicly traded company.

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms “Registrant,” “Company,” “New SpringBig,” “we,” “us,” and “our” refer to SpringBig Holdings, Inc., and its subsidiaries at and after the Closing Date and giving effect to the consummation of the Business Combination (the “Closing”) and the term “Tuatara” refers to Tuatara Capital Acquisition Corporation prior to the Closing Date and without giving effect to the Closing and “SpringBig” refers to SpringBig, Inc. and its subsidiaries prior to the Closing Date and without giving effect to the Closing.

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01 of this Current Report on Form 8-K discusses the consummation of the Business Combination and various other transactions and events contemplated by the Merger Agreement (as defined below), which took place on the Closing Date and is incorporated herein by reference. In addition, the information contained in Tuatara’s proxy statement/prospectus (Registration No.: 333-262628) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 17, 2022 (the “Proxy Statement/Prospectus”) under the headings “The Business Combination—Related Agreements,” and “Proposal No. 13—The Incentive Plan Proposal” is incorporated herein by reference.

Sponsor Escrow Agreement

At the time of the Closing, TCAC Sponsor, LLC, a Delaware limited liability company (“Sponsor”), Tuatara and certain independent members of Tuatara’s board of directors entered into an escrow agreement (“Sponsor Escrow Agreement”), providing that (i) immediately following the Closing, Sponsor and certain of Tuatara’s board of directors’ independent directors shall deposit an aggregate of 1,000,000 shares of our Common Stock (as defined below) (such deposited shares, the “Sponsor Earnout Shares”) into escrow, (ii) the Sponsor Earnout Shares shall be released to the Sponsor if the closing price of our Common Stock equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, and recapitalizations) on any twenty (20) trading days in a thirty (30)-trading-day period ending at any time after the Closing Date and before the fifth anniversary of the Closing Date, and (iii) the Sponsor Earnout Shares will be terminated and canceled by us if such condition is not met by the fifth anniversary of the Closing Date.

The foregoing description of the Sponsor Escrow Agreement does not purport to be complete and is qualified in its entirety by the text of such Sponsor Escrow Agreement, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On the Closing Date, in connection with the Business Combination, we entered into an amended and restated registration rights agreement (the “A&R Registration Rights Agreement”) with Sponsor and certain other investors, providing that Sponsor and such other investors are able to make a written demand for registration under the Securities Act of 1933, as amended (the “Securities Act”) of all or a portion of their registrable securities, subject to a maximum of three (3) such demand registrations for Sponsor and four (4) such demand registrations for the other investors thereto, in each case so long as such demand includes a number of registrable securities with a total offering price in excess of $10 million. Any such demand may be in the form of an underwritten offering, it being understood that we will not be able to conduct more than two underwritten offerings where the expected aggregate proceeds are less than $25 million but in excess of $10 million in any 12-month period.

In addition, the holders of registrable securities have “piggy-back” registration rights under the A&R Registration Rights Agreement to include their securities in certain other registration statements filed by us subsequent to the Closing.

We have also agreed to file within 30 days of the Closing Date a resale shelf registration statement covering the resale of all registrable securities.

Finally, pursuant to the previously announced subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which such PIPE Investors agreed to subscribe for and purchase, and TCAC agreed to issue and sell to such investors, on the closing date, an aggregate of 1,310,000 shares of New SpringBig Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $13,100,000 (of which $7,000,000 was previously funded via convertible notes between SpringBig and certain subscription investors), we have agreed that we will use our reasonable best efforts to:

•	file within 30 days after the Closing Date a registration statement with the SEC for a secondary offering of shares of our Common Stock issued to the PIPE Investors;

•
cause such registration statement to be declared effective promptly thereafter, but in no event later than the earlier of (i) the 60th calendar day (or 90th calendar day if the SEC notifies New SpringBig that it will “review” the registration statement) after closing and (ii) the 5th business day after the date New SpringBig is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review, as the case may be; and

•
maintain the effectiveness of such registration statement until the earliest of (A) the date on which the PIPE Investors cease to hold any shares of Common Stock issued pursuant to the Subscription Agreements, or (B) on the first date on which the PIPE Investors can sell all of their shares issues pursuant to the Subscription Agreements (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or amount of such securities that may be sold. New SpringBig will bear the cost of registering these securities.

The foregoing descriptions of the A&R Registration Rights Agreement and Subscription Agreements do not purport to be complete and is qualified in their entirety by the text of such A&R Registration Rights Agreement and Form of Subscription Agreement, forms of which are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated herein by reference.

Convertible Note and Warrant

Pursuant to the previously announced securities purchase agreement (the “Notes and Warrants Purchase Agreement”) entered into by Tuatara on April 29, 2022 (the “Signing Date”), the Company sold the first tranche of securities thereunder and issued a 6% Senior Secured Original Issue Discount Convertible Note due 2024 for principal in the amount of $11,000,000 and loan proceeds to the Company of $10,000,000 (the “Note”) and a warrant representing 586,980 shares of common stock of the Company (the “Warrant”) in a private placement with the purchaser party thereto. The Note is convertible at the option of the holder beginning at the earlier of (i) the date of effectiveness of a Form S-1 or S-3 registration statement as contemplated in that certain Registration Rights Agreement entered into between the Company and the purchaser party thereto or (ii) June 14, 2023 at an initial conversion share price of $12.00 per share, bearing an interest rate of 6% per annum and commencing amortization six months after issuance, which may be settled in cash or shares of common stock, subject to certain conditions of the Note, at the option of the Company. The Warrant is exercisable for shares of the Company’s common stock at an exercise price of $12.00 per share.

The Note is secured against substantially all the assets of the Company and each material subsidiary, including SpringBig, Inc., guarantees the Note.

The Note, Warrant and common stock to be issued in connection with the Notes and Warrants Purchase Agreement will not be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

The Note includes restrictive covenants that, among other things, limit the ability of the Company to incur additional debt, incur liens, make restricted payments, make certain investments, enter into affiliate transactions, dispose of certain assets and enter into certain merger or asset sale transactions. The Note also contains customary events of default.  The Company’s obligations under the Note are guaranteed on a senior secured basis by SpringBig.

The foregoing description is qualified in its entirety by reference to (i) the Notes and Warrants Purchase Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated by reference herein, (ii) the Note, which is included as Exhibit 4.1 to this Current Report and is incorporated by reference herein, (iii) the Warrant, which is included as Exhibit 4.2 to this Current Report and is incorporated by reference herein, and (iv) the Registration Rights Agreement, which is included as Exhibit 10.5 to this Current Report and is incorporated by reference herein.

SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan

At the Special Meeting (as defined below), the shareholders of Tuatara adopted and approved the SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan (the “Incentive Plan”). The board of directors of Tuatara previously approved the Incentive Plan and the material terms thereunder, subject to shareholder approval at the Special Meeting and, effective as of the Closing Date, the board ratified the approval of the Incentive Plan. The Incentive Plan became effective immediately upon closing.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Incentive Plan, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, an extraordinary general meeting (the “Special Meeting”) was held on June 9, 2022, where the Tuatara shareholders considered and approved, among other matters, a proposal to approve the transactions contemplated by the Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2022, as amended by the Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger, dated as of May 4, 2022 (as it may be further amended or modified from time to time, the “Merger Agreement”), by and among Tuatara, HighJump Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Tuatara (“Merger Sub”), and SpringBig, pursuant to which Merger Sub will be merged with and into SpringBig, whereupon the separate existence of Merger Sub will cease and SpringBig will be the surviving company and continue in existence as a subsidiary of New SpringBig, on the terms and subject to the conditions set forth therein (“Business Combination”), which Business Combination was consummated on June 14, 2022.

Holders of an aggregate of 19,123,806 Class A ordinary shares of Tuatara sold in its initial public offering (the “IPO”) (such shares, the “Public Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from Tuatara’s IPO, which was approximately $10.01 per share, or $191,437,817 in the aggregate. The holders that did not elect to have their shares redeemed received, following the domestication, their respective pro rata share of the number of shares of common stock that did not elect to redeem, which amounted to 876,194 shares of common stock.

Immediately after giving effect to the Business Combination, the following equity securities of New SpringBig were issued and outstanding: (i) 5,752,388 shares of New SpringBig Common Stock issued to the holders of Tuatara Class A ordinary shares and Tuatara Class B ordinary shares that automatically convert into Tuatara Class A ordinary shares upon the occurrence of the Business Combination in accordance with Tuatara’s amended and restated memorandum and articles of association as consideration in the Business Combination (comprised of 1,752,388 Class A ordinary shares after giving effect to the redemptions and the issuance of shares to public shareholders who did not elect to redeem their public shares and 4,000,000 Class B ordinary shares that converted into common stock), (ii) 18,196,526 shares of New SpringBig Common Stock issued to the stockholders of SpringBig as consideration in the Business Combination, (iii) 10,000,000 warrants to purchase shares of New SpringBig Common Stock issued to holders of the Public Shares upon conversion of warrants to purchase Tuatara Class A ordinary shares in connection with the Business Combination (each, a “New SpringBig Public Warrant”), (iv) 6,000,000 warrants to purchase shares of New SpringBig Common Stock issued to Sponsor upon conversion of warrants to purchase Tuatara Class A Common Stock, and (v) 1,310,000 shares of New SpringBig Common Stock issued to the PIPE Investors (as defined above) in the PIPE Financing (as defined below), plus 31,356 shares paid to certain PIPE Investors pursuant to the convertible notes with certain PIPE Investors. After the Closing Date, Tuatara’s Class A ordinary shares, warrants and units ceased trading on The Nasdaq Global Market. New SpringBig Common Stock and New SpringBig Public Warrants commenced trading on The Nasdaq Global Market under the symbols “SBIG” and “SBIGW,” respectively, on June 15, 2022, subject to ongoing review of New SpringBig’s satisfaction of all listing criteria following the Business Combination. As noted above, an aggregate of $191,437,817 was paid from the Tuatara trust account to holders that properly exercised their right to have the Public Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $8,771,092 remained in the trust account. The remaining amount in the trust account was used to fund expenses incurred by Tuatara and New SpringBig in connection with the Business Combination and will be used for general corporate purposes of New SpringBig following the Business Combination.

The material terms and conditions of the Merger Agreement and related agreements are described under the heading “The Business Combination” in the Proxy Statement/Prospectus, which description is incorporated herein by reference.

 FORM 10 INFORMATION
Forward Looking Statements

This Current Report on Form 8-K, including the information incorporated herein by reference, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements about the anticipated benefits of the Business Combination described herein, and the financial condition, results of operations, earnings outlook and prospects of New SpringBig. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “anticipate,” “appear,” “approximate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “would” and other similar words and expressions (or the negative version of such words or expressions) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors,” those discussed and identified in public filings made with the SEC by Tuatara, and the following:

•	the expected benefits of the Business Combination;

•	our financial performance following the Business Combination, including financial projections and business metrics and any underlying assumptions thereunder;

•	trends in the cannabis industry and New SpringBig market size, including with respect to the potential total addressable market in the industry;

•	New SpringBig’s growth prospects;

•	new product and service offerings New SpringBig may introduce in the future;

•	the ability to maintain the listing of New SpringBig’s securities on the Nasdaq stock exchange;

•
the price of New SpringBig’s securities, including volatility resulting from changes in the competitive and highly regulated industry in which New SpringBig plans to operate, variations in performance across competitors, changes in laws and regulations affecting New SpringBig’s business and changes in the combined capital structure;

•	the ability to implement business plans, forecasts, and other expectations after the completion of the proposed business combination, and identify and realize additional opportunities;

•	the impact of the COVID-19 pandemic on our business and the actions we may take in response thereto;

•	our directors and officers potentially having conflicts of interest with our business, as a result of which they would receive compensation;

•	the effect of legal, tax and regulatory changes; and

•	the outcome of any known and unknown litigation and regulatory proceedings.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of New SpringBig prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the Business Combination or other matters addressed in this Current Report on Form 8-K and attributable to New SpringBig or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, New SpringBig undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events.

BUSINESS

The business of New SpringBig after the Business Combination is described in the Proxy Statement/Prospectus under the heading “Business of SpringBig” beginning on page 217 and that information is incorporated herein by reference.

RISK FACTORS

The risks associated with New SpringBig’s business are described in the Proxy Statement/Prospectus under the heading “Risk Factors” beginning on page 58 and are incorporated herein by reference.

FINANCIAL INFORMATION

Reference is made to the disclosure set forth in Item 9.01 of this Current Report on Form 8-K concerning the financial information of SpringBig. Reference is further made to the disclosure contained in the Proxy Statement/Prospectus in the sections entitled “Selected Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 54, “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 187 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SpringBig” beginning on page 230, which is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Proxy Statement/Prospectus under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SpringBig” beginning on page 230 is incorporated herein by reference.

In addition, SpringBig’s Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three months ended March 31, 2022 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

PROPERTIES

The properties of New SpringBig are described in the Proxy Statement/Prospectus Proxy Statement/Prospectus under the heading “Business of SpringBig—Properties” on page 207 and that information is incorporated herein by reference.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of New SpringBig Common Stock as of the Closing Date by:

•	each person known to be the beneficial owner of more than 5% of the outstanding shares of New SpringBig Common Stock;

•	each of executive officers and directors of New SpringBig; and

•	all executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all shares of New SpringBig’s Common Stock owned by them.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock(1)
5% Shareholders
Medici Holdings V, Inc.	4,743,120	18.8%
Tuatara Capital Fund II, L.P.(2)	3,496,000	13.8%
TVC Capital IV, L.P.(3)	2,495,499	10.0%
Altitude Investment Partners, LP(4)	1,528,295	6.0%
Gamson Family Revocable Trust	1,306,326	5.2%

Executive Officer and Directors of the Company
Jeffrey Harris(5)	5,242,254	18.8%
Paul Sykes(6)	106,371	*
Navin Anand(7)	88,316	*
Steven Bernstein	–	*
Patricia Glassford	–	*
Amanda Lannert	–	*
Phil Schwarz	474,312	1.9%
Sergey Sherman	–	*
Jon Trauben	–	*

All directors and named executive officers of New SpringBig as a group post-business combination (9 individuals):	5,911,253	23.4%

(1)
The percentage of beneficial ownership of the Company is calculated based on 25,290,270 shares of common stock outstanding as of June 14, 2022, which includes the shares of common stock issued to the stockholders of SpringBig in connection with the Business Combination. Unless otherwise indicated, the business address or “c/o” address for each of the foregoing entities or individuals is 621 NW 53rd Street, Ste. 260, Boca Raton, FL 33487.

(2)
Includes 2,896,000 shares of common stock held by TCAC Sponsor, LLC and 600,000 shares of common stock held by Tuatara Capital Fund II, L.P.  Tuatara Capital Fund II, L.P. (“Fund II”) is the sole member of TCAC Sponsor, LLC. Accordingly, shares of common stock held by TCAC Sponsor, LLC may be attributed to Fund II. Fund II is controlled by a board of managers comprised of three individuals - Albert Foreman, Mark Zittman and Marc Riiska. Any action by our sponsor with respect to our company or the founders’ shares, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers of Fund II. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of Fund II’s managers, none of the managers is deemed to be a beneficial owner of our sponsor’s securities, even those in which he holds a pecuniary interest. Accordingly, none of the managers is deemed to have or share beneficial ownership of the founders’ shares held by our sponsor.

(3)
TVC Capital IV, L.P. is an affiliate of TVC Capital Partners IV, L.P. Each of TVC Capital IV, L.P. and TVC Capital Partners IV, L.P. is directly controlled by TVC Capital IV GP, LLC (“GP IV”). Each of Steven Hamerslag and Jeb S. Spencer is a managing member of GP IV and may be deemed to have shared voting and dispositive power over the shares held by the foregoing entities. The foregoing is not an admission by any of Steven Hamerslag and Jeb S. Spencer that he is the beneficial owner of the shares held by the foregoing entities. The address for each of the foregoing persons is 11710 El Camino Real, Suite 100, San Diego, CA 92130.

(4)	The address for Altitude Investment Partners, LP is 73 Bal Bay Drive, Bal Harbor, FL 33154.
(5)
Includes the shares of common stock held by Medici Holdings V, Inc., an estate planning vehicle through which Mr. Harris shares ownership with family members of Mr. Harris and for which Mr. Harris may be deemed to have investment discretion and voting power. Also, includes 10,000 shares of common stock to be purchased by Mr. Harris as part of the PIPE subscription financing.

(6)	Includes 9,219 options exercisable for shares of common stock within 60 days of the business combination.
(7)	Includes 6,761 options exercisable for shares of common stock within 60 days of the business combination.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

The disclosure contained in the Proxy Statement/Prospectus under the heading “Management After the Business Combination” beginning on page 245 is incorporated herein by reference.

EXECUTIVE COMPENSATION

The disclosure contained in the Proxy Statement/Prospectus under the heading “Executive Compensation” beginning on page 251 is incorporated herein by reference. The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Incentive Plan is incorporated herein by reference.  The disclosure contained in the Proxy Statement/Prospectus under the heading “Management After the Business Combination—Compensation Committee Interlocks and Insider Participation” on page 249 is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain relationships and related party transactions of New SpringBig are described in the Proxy Statement/Prospectus under the headings “Certain Tuatara Relationships and Related Party Transactions” and “Certain SpringBig Relationships and Related Party Transactions” beginning on page 258 and 260, respectively, and such descriptions are incorporated herein by reference.

LEGAL PROCEEDINGS

There is no material litigation, arbitration or governmental proceeding currently pending against New SpringBig or any members of its management team in their capacity as such, and neither New SpringBig nor any of the members of its management team have been subject to any such proceeding in the 12 months preceding the date of this Current Report on Form 8-K.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT’S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

New SpringBig’s shares of common stock (“Common Stock”) began trading on The Nasdaq Global Market under the symbol “SBIG” and New SpringBig Public Warrants began trading on The Nasdaq Global Market under the symbol “SBIGW” on June 15, 2022, subject to ongoing review of New SpringBig’s satisfaction of all listing criteria post-Business Combination, in lieu of the common stock, units and warrants of Tuatara.

As of the Closing Date and following the completion of the Business Combination, the Company had approximately 25,290,270 shares of Common Stock issued and outstanding.  The information set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” is incorporated herein by reference.

We have not paid any cash dividends on its shares of Common Stock to date. It is the present intention of our Board of Directors to retain future earnings for the development, operation and expansion of its business and our Board of Directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of our Board of Directors and will be contingent upon New SpringBig’s future revenues and earnings, as well as its capital requirements and general financial condition.

The information set forth in the sections entitled “SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan” in Item 1.01 and the information regarding such plan set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.  In accordance with the terms of the SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan, 1,525,175 shares were initially reserved for issuance thereunder.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this Report concerning the issuance of shares of Common Stock in connection with the Business Combination, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED

The disclosure contained in the Proxy Statement/Prospectus under the heading “Description of Securities” beginning on page 261 is incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

The disclosure set forth in Item 4.01 of this Report is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

New SpringBig will enter into separate indemnification agreements with New SpringBig’s directors and officers. These agreements, among other things, require New SpringBig to indemnify its directors and officers for certain expenses, including attorney’s fees, judgments, fines and settlement amounts incurred by a director of officer in any action or proceeding arising out of their services as one of New SpringBig’s directors or officers or any other company or enterprise to which the person provides services at New SpringBig’s request.

Further information about the indemnification of New SpringBig’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Limitation on Liability and Indemnification” beginning on page 249 and that information is incorporated herein by reference.

FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

FINANCIAL STATEMENTS AND EXHIBITS

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 under “Convertible Note and Warrant” is incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth in Items 1.01, 2.01 and Item 2.03 above is incorporated by reference herein.

The foregoing description is qualified in its entirety by reference to (i) the Notes and Warrants Purchase Agreement, which is included as Exhibit 10.4 to this Current Report and is incorporated by reference herein, (ii) the Note, which is included as Exhibit 4.1 to this Current Report and is incorporated by reference herein, and (iii) the Warrant, which is included as Exhibit 4.2 to this Current Report and is incorporated by reference herein.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the modification of rights of security holders set forth in Item 3.03 of the Company’s Current Report on Form 8-K filed on June 17, 2022 is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

Effective June 14, 2022, the Audit Committee of New SpringBig dismissed WithumSmith+Brown PC (“Withum”), Tuatara’s independent registered public accounting firm, prior to the Business Combination.  Withum’s report on Tuatara’s balance sheets as of December 31, 2021 and for the period from January 24, 2020 (inception) through December 31, 2021, and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about Tuatara’s ability to continue as a going concern.

During the period from January 24, 2020 (inception) to December 31, 2021, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

New SpringBig has provided Withum with a copy of the disclosures made by New SpringBig in response to this Item 4.01 and has requested that Withum furnish New SpringBig with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in response to Item 304(a) and, if not, stating the respects in which it does not agree. A letter from Withum is attached as Exhibit 16.1 to this Report.

Effective June 14, 2022, the Audit Committee of the Board of New SpringBig approved the engagement of Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to audit New SpringBig’s consolidated financial statements for the year ending December 31, 2022, effective immediately. Marcum served as the independent registered public accounting firm of SpringBig prior to the Business Combination, upon approval by the Audit Committee on June 14, 2022.

During the period from January 24, 2020 (inception) to June 14, 2022, Tuatara did not consult Marcum with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Tuatara’s financial statements, and no written report or oral advice was provided to Tuatara by Marcum that Marcum concluded was an important factor considered by Tuatara in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan” in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

(b)

At Closing, all incumbent directors and officers of Tuatara, Albert Foreman, Mark Zittman, Sergey Sherman, Jeffrey Bornstein, Michael Finkelman, Richard Taney, resigned. New SpringBig’s current directors and officers are described in the Proxy Statement/Prospectus under the heading “Management After the Business Combination” beginning on page 245, which disclosure is incorporated by reference herein.

Additionally, employment agreements with Jeffrey Harris, CEO of New SpringBig, and Paul Sykes, CFO of New SpringBig, became effective as of the Closing.  Pursuant to his employment agreement, Mr. Harris will receive an annual salary of $450,000, will be eligible for a target cash incentive opportunity of up to 137.50% of his annual base salary, and will be eligible to receive equity incentive awards under New SpringBig’s long-term incentive plan as in effect from time to time.  If Mr. Harris’s employment is terminated by the Company without Cause (as defined in the employment agreement), other than as a result of his death or disability, Mr. Harris will be entitled to receive: (i) any annual salary then in effect, earned but unpaid as of the termination date (“Earned Salary”), and subject to the Company’s receipt from Mr. Harris of a release of any claims against the Company, (A) if the termination is in connection with a “change in control” (as defined in the employment agreement), an amount equal to the sum of (I) his annual salary and (II) his target annual cash incentive, plus accelerated and continued vesting of certain equity awards; or (B) if the termination is not in connection with a change in control, an amount equal to the sum of (I) his annual salary and (II) a prorated portion of his annual cash incentive, plus accelerated and continued vesting of certain equity awards which are then-outstanding and unvested. If Mr. Harris’s employment is terminated by the Company with Cause, by Mr. Harris for any reason at any time, as a result of Mr. Harris’s death, or for any reason other than by the Company without Cause, Mr. Harris will receive only the Earned Salary.

Pursuant to his employment agreement, Mr. Sykes will receive an annual salary of $350,000, will be eligible for a target cash incentive opportunity of up to 100% of his annual base salary, and will be eligible to receive equity incentive awards under New SpringBig’s long-term incentive plan as in effect from time to time.  If Mr. Sykes’s employment is terminated by the Company without Cause (as defined in the employment agreement), other than as a result of his death or disability, Mr. Sykes will be entitled to receive: (i) any Earned Salary, and subject to the Company’s receipt from Mr. Sykes of a release of any claims against the Company, (A) if the termination is in connection with a “change in control” (as defined in the employment agreement), an amount equal to the sum of (I) his annual salary and (II) his target annual cash incentive, plus accelerated and continued vesting of certain equity awards; or (B) if the termination is not in connection with a change in control, an amount equal to the sum of (I) his annual salary and (II) a prorated portion of his annual cash incentive, plus accelerated and continued vesting of certain equity awards which are then-outstanding and unvested. If Mr. Sykes’s employment is terminated by the Company with Cause, by Mr. Sykes for any reason at any time, as a result of Mr. Sykes’s death, or for any reason other than by the Company without Cause, Mr. Sykes will receive only the Earned Salary.

The foregoing summaries of Mr. Harris’s and Mr. Sykes’s employment agreements are qualified in their entirety by reference to the text of the employment agreements, which are included as Exhibits 10.7 and 10.8, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the SpringBig board of directors awarded each of Mr. Harris and Mr. Sykes a one-time cash bonus in the amount of $300,000 and $250,000, respectively, which was awarded as of the Closing.

(e)

As described in Item 1.01 of this Current Report on Form 8-K under the section entitled “SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan,” at the Special Meeting, in connection with the Business Combination, the Tuatara shareholders approved the Incentive Plan, which became effective upon the Closing.  The purpose of the Incentive Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of awards thereunder. We believe that the equity-based awards to be issued under the incentive plan will motivate award recipients to offer their maximum effort to us and help them focus on the creation of long-term value consistent with the interests of our shareholders. We believe that grants of incentive awards are necessary to enable us to attract and retain top talent.

The Incentive Plan provides for the grant of incentive stock options to employees and for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors and consultants. The material features of the Incentive Plan are described in the Proxy Statement/Prospectus beginning on page 181 under the heading “Proposal No. 13 – The Incentive Plan Proposal,” and such description is incorporated herein by reference.

The number of shares of our Common Stock initially reserved for issuance under the incentive plan is the amount of shares of our Common Stock equal to 5% of the sum of (i) the number of shares of our Common Stock outstanding as of the Closing and (ii) the number of shares of our Common Stock underlying stock options issued under the SpringBig, Inc. 2017 Equity Incentive Plan (as amended and restated) that are outstanding as of the Closing. Shares subject to stock awards granted under the Incentive Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the Incentive Plan.

The material features of the Incentive Plan are respectively described in the Proxy Statement/Prospectus under the heading “Proposal No. 13 – The Incentive Plan Proposal” beginning on page 181, and such descriptions are incorporated herein by reference.

This summary and the information incorporated herein by reference is qualified in its entirety by reference to the text of the Incentive Plan, which is included as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 3.03 to this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the Business Combination, effective June 14, 2022, the New SpringBig Board approved and adopted a new Code of Ethics and Business Conduct (the “Code of Conduct”) applicable to all directors, officers, and employees of the Company. As of the date of this Current Report, the Code of Conduct is available on the investor relations portion of the Company’s website at www.springbig.com. Information contained on or accessible through the Company’s website is not a part of this Current Report, and the inclusion of the Company’s website address in this Current Report is an inactive textual reference only.

The Board of Directors will be responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for executive officers and directors. The Company expects that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on its website or by any other means permitted under applicable SEC rules.

Item 5.06.	Change in Shell Company Status.

On June 14, 2022, as a result of the consummation of the Business Combination, which fulfilled the “business combination” requirement of Tuatara’s amended and restated memorandum and articles of association, Tuatara ceased to be a shell company. The material terms of the Business Combination are described in the Proxy Statement/Prospectus under the heading “The Business Combination” beginning on page 104, which is incorporated herein by reference.

Item 8.01	Other Events.

The Common Stock and Warrants are listed for trading on The Nasdaq Global Market under the symbols “SBIG” and “SBIGW,” respectively, and the CUSIP numbers relating to the Common Stock and Warrants are 85021Q108 and 85021Q116, respectively.

On June 21, 2022, New SpringBig issued a press release announcing additional information regarding the Business Combination. A copy of the press release is being furnished as Exhibit 99.4 to this report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

In accordance with Rule 12b-23 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 12b-23”), SpringBig’s audited consolidated balance sheets as of December 31, 2021 and 2020, the related consolidated statements of operations, statements of changes in stockholders’ equity, and statements of cash flow for each of the two years in the period ended December 31, 2021 and 2020, and the related notes are incorporated by reference to such financial statements appearing on pages F-38 to F-58 of the Proxy Statement/Prospectus.

In addition, the unaudited condensed consolidated financial statements of SpringBig as of March 31, 2022 and for the three months ended March 31, 2022 and 2021 and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

In accordance with Rule 12b-23, unaudited pro forma condensed combined financial information regarding New SpringBig to reflect the consummation of the Business combination is attached as Exhibit 99.3 to this Report.

(d)	Exhibits

Exhibit No.	Description of Exhibit
2.1	Amended and Restated Merger Agreement with Amendment No. 1 (included as Annex A to the Proxy Statement/Prospectus filed with the SEC on May 17, 2022).
3.1	Form of Certificate of Incorporation of New SpringBig (incorporated by reference to Annex B to the Proxy Statement / Prospectus of Tuatara filed with the SEC on May 17, 2022).
3.2	Form of By-Laws of New SpringBig (incorporated by reference to Annex C to the Proxy Statement / Prospectus of Tuatara filed with the SEC on May 17, 2022).
4.1	Senior Secured Original Issue Discount Convertible Promissory Note dated June 14, 2022 between SpringBig Holdings, Inc. and the holder party thereto.*
4.2	Common Stock Purchase Warrant SpringBig Holdings Inc.*
10.1	Form of Sponsor Escrow Agreement.*
10.2	Amended and Restated Registration Rights Agreement, dated June 14, 2022, by and among New SpringBig, the Sponsor and other holders party thereto.*
10.3	Form of Subscription Agreement (incorporated by reference to Exhibit 10.2 to Tuatara Capital Acquisition Corporation Form 8-K filed on November 9, 2021).
10.4
Securities Purchase Agreement, dated April 29, 2022, among Tuatara Capital Acquisition Corporation, and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to Tuatara’s Current Report on Form 8-K filed with the SEC on May 2, 2022).

10.5	Registration Rights Agreement, dated June 14, 2022, among SpringBig Holdings, Inc. and the investors party thereto.*
10.6#	SpringBig Holdings, Inc. 2022 Long-Term Incentive Plan.*
10.7#	Executive Employment Agreement, dated November 8, 2021 by and between SpringBig and Jeffrey Harris.*
10.8#	Executive Employment Agreement, dated November 8, 2021 by and between SpringBig and Paul Sykes.*
16.1	Letter from WithumSmith+Brown PC to the SEC, dated June 21, 2022.*
99.1	Unaudited Consolidated Financial Statements of SpringBig as of and for the three months ended March 31, 2022.*
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of SpringBig as of and for the three months ended March 31, 2022.*
99.3	Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 2022 and for the three months ended March 31, 2022.*
99.4	Press Release, dated June 21, 2022.*

*       Filed herewith.

†      Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

#	Indicates management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINGBIG HOLDINGS, INC.

June 21, 2022	By:	/s/ Jeffrey Harris
Name: Jeffrey Harris
Title: Chief Executive Officer